Other Receivables, Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2017
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Other Receivables, Prepayments and Other Current Assets
25	OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS

Other receivables comprise certain items which are expected to be recovered within one year, primarily including interest receivable from banks, utilities deposits and rental deposits, and short-term loans of RMB13,650,000,000 (2016: RMB4,650,000,000) granted to other companies through China Mobile Finance at the interest rate agreed by each party with reference to the market interest rate.

Prepayments and other current assets primarily consist of rental prepayments, maintenance prepayments and input VAT to be deducted.

As of December 31, 2016 and 2017, there were no significant overdue amounts for other receivables.